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                              CONSULTING AGREEMENT

                  This CONSULTING AGREEMENT, dated as of June 10, 1998 (the "Agreement"), by and between U.S. Office Products Company, a Delaware corporation (the "Company"), and Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R"),

                              W I T N E S S E T H:

                  WHEREAS, the Company and CDR-PC have entered into an Investment Agreement, dated as of January 12, 1998 (as amended by Amendment No. 1 thereto dated as of February 3, 1998, the "Investment Agreement"), subject to the terms and conditions set forth therein;

                  WHEREAS, the Company and CD&R are entering into this Agreement pursuant to Section 9.03(h) of the Investment Agreement;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into an Indemnification Agreement, dated as of the date hereof (the "Indemnification Agreement"), by and among the Company, CDR-PC Acquisition, L.L.C., a Delaware limited liability company ("CDR-PC"), Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any other investment vehicle managed by CD&R, the "CD&R Fund"), and CD&R (capitalized terms used herein without definition having the meanings ascribed in the Indemnification Agreement);

                  WHEREAS, CD&R has performed financial, management advisory and other services for the Company, including but not limited to providing assistance in connection with (i) the preparation, negotiation, execution and delivery of the Distribution Agreement and other agreements, instruments and documents relating to the Restructuring Transactions or any transactions contemplated thereby, (ii) the preparation, filing and circulation of the Proxy Statement, Equity 13E-4, 2001 Debt 13E-4, 2003 Debt 13E-4, S-4, Distribution S-1s, and related materials to the stockholders of the Company, (iii) the retention of various financial and other advisors and consultants in connection with the Investment, Restructuring Transactions and Securities Offerings, (iv) the preparation, negotiation, execution and delivery of the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, indentures and

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indenture supplements, guarantees, mortgages, pledge agreements and other security agreements, subscription, registration rights and participation agreements, exchange agent agreements, and other agreements, instruments and documents, relating to the Senior Secured Credit Facilities, the Senior Subordinated Note Offering, or otherwise relating to the Financing or the other Restructuring Transactions, (v) the preparation and circulation of information and offering memoranda and other materials in connection with the Senior Secured Credit Facilities and the Senior Subordinated Note Offering and (vi) the structuring, implementation and consummation of the foregoing transactions;

                  WHEREAS, the Company desires to receive financial and managerial advisory services from CD&R, and CD&R desires to provide such services to the Company;

                  NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom, the parties hereto hereby agree as follows:

                  1. Engagement. The Company hereby engages CD&R as a consultant, and CD&R hereby agrees to provide financial and managerial advisory ser vices to the Company, all on the terms and subject to the conditions set forth below.

                  2. Services, etc. (a) CD&R hereby agrees during the term of this Agreement to assist, advise and consult with the respective Boards of Directors and management of the Company and its Subsidiaries in such manner and on such business, management and financial matters, and provide such other financial and other advisory services (collectively, the "Continuing Services"), as may be reasonably requested from time to time by the Board of Directors of the Company, including but not limited to assistance, advice or consultation in:

              (i) establishing and maintaining banking, legal and other business relation ships for the Company and its Subsidiaries;

             (ii) developing and implementing corporate and business strategy and planning for the Company and its Subsidiaries, including plans and programs for improving operating, marketing and financial performance, budgeting of future corporate investments, acquisition and divestiture strategies, and reorganizational programs;

            (iii) arranging future debt and equity financings and refinancings;
                  and

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             (iv) providing professional employees to serve as directors or officers of the Company and its Subsidiaries.
                  (b) The Company will furnish CD&R with such information as CD&R reasonably believes appropriate to its engagement hereunder (all such information so furnished being referred to herein as the "Information"). The Company recognizes and confirms that (i) CD&R will use and rely primarily on the Information and on in formation available from generally recognized public sources in performing the services to be performed hereunder and (ii) CD&R does not assume responsibility for the accuracy or completeness of the Information and such other information. CD&R will keep all non-public Information confidential except to the extent such Information (x) is required to be disclosed by law or pursuant to stock exchange rules or (y) shall have become public other than through unauthorized disclosure by CD&R.

                  3. Compensation; Payment of Expenses. (a) The Company agrees to pay to CD&R, as compensation for the Continuing Services rendered and to be rendered by CD&R hereunder, a fee of $500,000 per year (the "Continuing Services Fee"), payable on the first day of each month in monthly installments of $41,666.66 in arrears commencing on July 1, 1998. Such Continuing Services Fee may, in the sole discretion of a majority of the members of the Company's Board of Directors who are not affiliated with CD&R, be increased but may not be decreased without the prior written consent of CD&R. If any employee of CD&R shall be elected to serve on the Board of Directors or as an officer of the Company (a "Designated Director"), in consideration of the Continuing Services Fee being paid to CD&R, CD&R shall cause such Designated Director to waive any and all fees (including stock options) to which such director would otherwise be entitled as a director for any period for which the Continuing Services Fee or any installment thereof is paid and for which such Designated Director continues to be employed by CD&R.

                  (b) The Company agrees to reimburse CD&R for such travel and other reasonable out-of-pocket expenses ("Expenses") as may have been or be incurred by CD&R and its employees, agents and advisors in the course or on account of rendering of the Continuing Services, including but not limited to any reasonable fees and expenses of any legal, accounting or other professional advisors to CD&R engaged in connection with the Continuing Services (provided that such fees and expenses of advisors to CD&R shall not exceed $200,000 per annum in the aggregate without the prior consent of the Company) and any reasonable expenses incurred by any Designated Director in connection with the performance of his duties as a director. CD&R may submit monthly expense statements, which shall be payable within thirty days from the date of such submission.

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                  4. Term, etc. (a) This Agreement shall be in effect until, and shall terminate upon, the earlier to occur of (x) the fifth anniversary of the date hereof and (y) the date on which CDR-PC is entitled to nominate only one member of the Board of Directors of the Company pursuant to Section 4.01 of the Investment Agreement. The provisions of this Agreement shall survive any termination of this Agreement, except for the provisions of Section 1, Section 2(a), the first sentence of Section 2(b) and (solely as to any portion of the Continuing Services Fee or any Expense not paid or reimbursed prior to such termination and not required to be paid or reimbursed thereafter pursuant to
Section 4(c) hereof) Section 3 hereof.

                  (b) Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Company, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, the Company under this Agreement with the same effect as if such successor corporation had been a party thereto. No such consolidation, merger or conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of terminating this Agreement or of releasing the Company or any such successor corporation from its obligations hereunder.

                  (c) Upon any termination of this Agreement, any accrued and unpaid installment of the Continuing Services Fee or portion thereof (pro rated, with respect to the month in which such termination occurs, for the portion of such month that precedes such termination), and any unpaid and unreimbursed Expenses that shall have been incurred prior to such termination (whether or not such Expenses shall then have become payable), shall be immediately paid or reimbursed, as the case may be, by the Company. In the event of the liquidation of the Company, all amounts due CD&R hereunder shall be paid to CD&R before any liquidating distributions or similar payments are made to stockholders of the Company.

                  5. Indemnification. The Company confirms and reaffirms its obligations pursuant to the Indemnification Agreement.

                  6. Independent Contractor Status. The parties agree that CD&R shall perform services hereunder as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither CD&R nor any of its employees or agents shall, solely by virtue of this Agreement or the arrangements hereunder, be considered employees or agents of the Company nor shall any of them have authority to contract in the name of or bind the Company, except (a) to the extent that any

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professional employee of CD&R may be serving as a director or officer of the
Company pursuant to Section 2(a)(iv) hereof or (b) as expressly agreed to in writing by the Company.

                  7. Notices. Any notice or other communication required or permitted to be given or made under this Agreement by one party to the other party shall be in writing and shall be deemed to have been duly given and effective (i) on the date of delivery if delivered personally or (ii) when sent if sent by prepaid telegram, or mailed first-class, postage prepaid, registered or certified mail, or facsimile transmission as follows (or to such other address as shall be given in writing by one party to the other party in accordance herewith):

                  If to the Company, to:

                           U.S. Office Products Company
                           1025 Thomas Jefferson Street, N.W.
                           Suite 600 East
                           Washington, D.C.  20007
                           Telephone: (202) 339-6700
                           Facsimile:  (202) 339-6727

                           Attention:  Mark D. Director

                  with a copy to:

                           Wilmer, Cutler & Pickering
                           2445 M Street, N.W.
                           Washington, D.C.  20037
                           Telephone: (202) 663-6000
                           Facsimile:  (202) 663-6363

                           Attention:  George P. Stamas

                  If to CD&R, to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue, 18th Floor
                           New York, New York  10152
                           Telephone: (212) 407-5200
                           Facsimile:  (212) 407-5252

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                           Attention:  Brian D. Finn

                  with a copy to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York  10022
                           Telephone: (212) 909-6000
                           Facsimile:  (212) 909-6836

                           Attention:  Franci J. Blassberg

                  8. Entire Agreement. This Agreement, together with the Indemnification Agreement and the Investment Agreement, (a) contains the complete and entire understanding and agreement of CD&R and the Company with respect to the sub ject matter hereof and (b) supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, in respect of the subject matter hereof, including but not limited to in respect of the engagement of CD&R in connection with the subject matter hereof. There are no representations or warranties of CD&R in connection with this Agreement or the services to be provided hereunder, except as expressly made and contained in this Agreement.

                  9. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

                  10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

                  11. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns and to each Indemnitee, provided that, neither CD&R nor the Company may assign any of its rights or obligations under this Agreement without the express written consent of the other party hereto. This Agreement is not intended to confer any right or remedy hereunder upon any person other than the parties to this Agreement and their respective successors and permitted assigns and each Indemnitee.

                    12. Governing Law. This Agreement shall be governed in all respects

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including as to validity, interpretations and effects by the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Company and CD&R hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in each case located in the State, City and County of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Company and CD&R hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  13. Waiver of Jury Trial. Each party hereto acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) it understands and has considered the implications of this waiver, (c) it makes this waiver voluntarily, and (d) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 13.

                  14. Amendment; Waivers. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party or Indemnitee against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of the Company, approved by resolution of the Board of Directors of the Company). Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or Indemnitee granting such waiver in any other respect or at any other time. Neither the

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waiver by any of the parties hereto or any Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, power or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or Indemnitee may otherwise have at law or in equity or otherwise.

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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.

                            CLAYTON, DUBILIER & RICE, INC.

                            By: /s/ Joseph L. Rice, III
                               --------------------------------------
                               Name:  Joseph L. Rice, III
                               Title: Chairman

                            U.S. OFFICE PRODUCTS COMPANY

                            By: /s/ Mark D. Director
                               --------------------------------------
                               Name:  Mark D. Director
                               Title: Executive Vice President--Administration,
                                      General Counsel and Secretary